UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026

AtaiBeckley Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-43037	41-3357923
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o atai Life Sciences US, Inc.
c/o Industrious NYC
250 West 34th Street
New York, NY 10119
(Address of principal executive offices) (Zip Code)

(332) 282-0507
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed to provide additional information related to Beckley Psytech Limited, a company incorporated in England and Wales (“Beckley Psytech”), in connection with the previously announced share purchase agreement, dated June 2, 2025, by and among ATAI Beckley N.V., (f/k/a atai Life Sciences N.V.), a Dutch public company, Beckley Psytech and certain other parties thereto (as amended by the Side Letter Deed to the Share Purchase Agreement, dated October 23, 2025, the “SPA”), relating to ATAI Beckley N.V.’s acquisition of the entire issue share capital of Beckley Psytech not already owned by ATAI Beckley N.V. (the “Transaction”). The Transaction was consummated on November 5, 2025. Subsequently, on December 30, 2025, Atai Beckley N.V. consummated a series of transactions to change its corporate domicile from the Netherlands to Delaware and AtaiBeckley Inc., a Delaware corporation (“AtaiBeckley”), became the successor issuer to Atai Beckley N.V. pursuant to Rule 12g‑3(a) under the Securities Exchange Act of 1934, as amended.

The unaudited pro forma condensed combined financial information of AtaiBeckley giving effect to the Transaction, as well as certain other related transactions described therein, for the year ended December 31, 2025 (the “Unaudited Pro Forma Information”) are attached hereto as Exhibit 99.1 and incorporated herein by reference. The Unaudited Pro Forma Information included in this Form 8-K is presented for illustrative purposes only and is not necessarily indicative of what AtaiBeckley’s actual results of operations would have been had such transactions been completed on the dates indicated.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1
Unaudited pro forma condensed combined financial information of AtaiBeckley giving effect to the Transaction, as well as certain other related transactions described therein, for the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAIBECKLEY INC.

Date: March 6, 2026	By:	/s/ Srinivas Rao
	Name:	Srinivas Rao
	Title:	Chief Executive Officer